Victory Funds

Victory Select Fund

Supplement dated September 30, 2016

to the Summary Prospectus dated February 29, 2016 (“Prospectus”)

The Board of Trustees of Victory Portfolios (“Trust”) has approved a Plan of Liquidation (“Plan”) for the Victory Select Fund (the “Fund”), a series of the Trust. It is anticipated that the Fund will liquidate on October 28, 2016. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Fund.

Effective immediately, the Fund is closed to new shareholder accounts. The Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.